Exhibit 99.1
Pat Hassey Chairman and CEO December 2, 2010

Forward Looking Statements This presentation contains forward-looking statements. Actual results may differ materially from results anticipated in the forward-looking statements. These and additional risk factors are described from time to time in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2009. We also refer you to the disclosures set forth on pages 21 and 22 of this presentation. This presentation will be available on our website.

Competitive Advantage Exists for a Period of Time Competitive Advantage Time ATI continues to enhance our leadership position A company is either moving ahead or falling back. There is no standing still.

Our Strategy is to be a Bigger & Better ATI Identify secular growth trends Focus on key global markets Be more global Strategic capital investments/acquisitions Unsurpassed manufacturing capabilities Buy it/build it Develop and introduce innovative products to support key global markets Product innovation Invent it/buy it Improve our cost structure ATI is a market-driven story

ATI
Mission Critical Metallics®

Aerospace Market Highlights

Strong growth – single aisle

Boeing 737 – 31.5/mo. to 38/mo. by 2013 – 76 engines/mo.

- BA could go to 40 or 42/month

- Airbus 320 – 34/mo. to 40/mo. by 2012 – 80 engines/mo.

Ramp up – twin aisle and large

- Boeing – 787, 777, 747-8 – new big engines
- Airbus – 380, 350XWB – new big engines

Military

- F-15 and F-18, KCX Tanker, JSF

MRO

- A typical jet engine is overhauled every 4-6 years…consuming a considerable amount of rotor-grade titanium* (and nickel-based alloys and superalloys)

Aerospace Market Source: Industry
*AeroStrategy

© 2010 ATI. All Rights Reserved.
December 2010
5

Commercial Airplane Delivery Forecast Single-aisle, twin-aisle, and large aircraft 1,450/year Delivery Average = Boeing Current Market Outlook 2010-2029* B737/A320 Ramps B787/B747-8/A380 Ramps 948 1,203 Beyond 2013 B787 Ramp Continues A350XWB Ramps Future 777 Future Single Aisle Plus New Engines (CFM Leap-X, P&W GTF) Engines in 2013 = 2,502 or Growth of 566 Compared to 2010 2010 - 2013 Forecast Source: Credit Suisse Aero Analyst * Boeing's forecast of 30,900 aircraft less 96 regional planes/year The larger the fleet, the greater the demand for spare parts.

Expect Supply Chain Challenges as Aerospace Customers Increase Capacity and Ramp Production Rates What has ATI been doing? Investing for the future Adding capacity and capabilities for titanium, titanium alloys, nickel-based and specialty alloys Forward integrating in the supply chain (Ladish merger agreement announced 11-17-10) Innovating for the future Adding innovative new products to improve customer productivity (efficiency and costs) and help increase the speed of making parts. Examples: ATI 425(r) Alloy ATI 718Plus(r) Alloy Advanced cutting tools Near-net-shapes that reduce buy-to-fly ratio ATI is enabling supply chain growth and stability

ATI 425(r) Alloy - Process Comparison Continuous Coil vs Pack Roll Sheet ATI 425(r) Alloy - Revolutionary Titanium Alloy Continuous Processing High-Speed Production Superior Yields Sheet product ATI 425(r) Alloy 6-4 Titanium Gauge Tolerance +/- 0.001 in. +/- 0.008 in. Length Up to 2500 ft. 20 ft. maximum Weight Up to 10,000 lbs. 500 lbs. Cycle Time 16 weeks Up to 52 weeks Ductility Superior Inferior Pack-rolled sheet Conventional 6-4 Titanium Alloy

ATI 425(r) Alloy Product Forms Ingot, billet, bar, wire Shapes Plate, sheet in coils Aerospace Applications Control surface hinges Engine pylon and nacelle fittings Seat tracks Door frames and fitting Fuselage body panels and spars Erosion strips Tail rotor blades Tubing Fasteners Honeycomb Leading Edge Seat Tracks Engine Lip Skin Defense Applications Door and hatches Suspension components Structural components Drivetrain mounts Vehicle, warship and body armor Weapons systems Mast, antennae and Riggings Ducting, Piping, and fittings

ATI
Mission Critical Metallics®

Jet Engine Metals

ATI 718 Plus®

- Innovative patented new superalloy
- Greater temperature capability than traditional 718
  - Each engine is 35-40% 718 by weight
- Applications
  - Cases
  - Discs
  - Structural castings
  - Blades
  - Fasteners
  - Sheet fabrications


Low Pressure Turbine
Superalloys
Combustor
Superalloys
Low Pressure Compressor
Titanium
High Pressure Turbine
Superalloys/Powder Alloys
High Pressure Compressor
Titanium/Superalloys
Engine Shaft
High-strength steels
Fan
Titanium/Composites

Titanium alloys and nickel-based & specialty alloys = 95% of jet engine weight*

*Rolls-Royce

© 2010 ATI. All Rights Reserved.
December 2010
10

ATI
Mission Critical Metallics®

Proposed merger with Ladish Co., Inc. expected to add advanced forging, casting, and machining to ATI's portfolio of product capabilities*

Forging

- Technically advanced closed-die forging
- Titanium and superalloy capabilities
- New 12,500-ton isothermal press
- In-house die design, modeling and manufacturing
- Near-net size, rotating jet engine components
- Seamless rolled rings up to 28 feet

Casting

- Complex configurations
- Titanium capabilities
- Rapid prototyping
- Net and near-net shapes

Machining & sub-assembly

- Precision machining of complex shapes
- Titanium and superalloy capabilities
- Die cast tooling

*(Announced 11-17-10)

© 2010 ATI. All Rights Reserved.
December 2010
11

Aerospace Supply Chain Integrated, stable, sustainable Melting and Open- Die Forging Closed-Die Forging and Casting Machining and Finishing Integrated in Titanium & Zirconium Nickel-based Alloys Superalloys Specialty Alloys Powder Metals Integrated in tungsten cutting tools - specializes in difficult- to-machine materials Ladish Forging Chen-Tech Industries ZKM Forging (Poland) Pacific Cast Technologies (Titanium investment casting) Stowe Machine Aerex Valley Machining Ladish Diecast Tooling Closed-Loop Raw Materials Revert From Mill Products to Highly Engineered, Technically Complex Parts Reflects ATI capabilities assuming completion of merger agreement announced 11-17-2010

Jet engine disc Jet engine case GE Aviation Rolls-Royce Pratt & Whitney Titanium and Nickel Alloy Bar Superalloy powder compacts Titanium and Nickel Alloy Billet Aerospace Supply Chain Integrated, stable, sustainable From Mill Products to Highly Engineered, Technically Complex Parts Boeing, Airbus Reflects ATI capabilities assuming completion of merger agreement announced 11-17-2010

Oil & Gas/Chemical Processing Market Highlights World demand - emerging economies and decline of existing fields "We need to find and develop the equivalent of a new Saudi Arabia every 3 years," Douglas Westwood, industry analyst Unconventional development Oil and LNG development and transportation from remote fields Including pipelines and new generation of FPSO (Floating Production Storage and Offloading Vessel) Canadian tar sands Deep shale deposits (Marcellus) Chemical Processing Industry Desalination: New market for significant use of CP titanium Market for PTA, acetic acid, and urea and other chemicals used in plastics, fertilizers, and mining is reemerging as projects are being funded.

CP Titanium Market History and Forecast Source: UNITI Metric Tons 25% Desalination LNG Transportation World's largest seawater desalination plant will use 12-15 million pounds of CP titanium

Diversified Products Percent of ATI first 9-months 2010 sales Titanium & Titanium Alloys 15% Nickel-based Alloys & Specialty Alloys 21% Precision & Engineered Strip 13% Grain-Oriented Electrical Steel 8% Exotic Alloys 7% Tungsten Materials 6% Stainless Sheet 11% Specialty Stainless Sheet 13% Stainless Plate 2% Cast & Forged Materials 3% High-Value Products 70% Standard Products 30% Other 1%

ATI Titanium Shipments (Millions of pounds) New Assets Date Richburg Upgrade 2004 Albany Sponge Restart 2006 Louisville Sheet Upgrade 2007 Washington Plate Upgrade 2008 Bakers PAM III 2008 Richland EB Upgrade 2008 Bakers TSAF 2009 Rowley Sponge Begins Production 2009 Bakers PAM IV 2011 New Products ATI 425(r) Alloy CP Titanium Alloys PFHE Qualification Ti Aluminides Ti-15 Mo and Uniti Conversion

ATI
Mission Critical Metallics®

ATI Nickel-Based and Specialty Alloys Shipments

(Millions of pounds)


29
34
43
40
42
43
61
45
56
42
33
33
120
2004
2005
2006
2007
2008
2009
Future
High Performance Metals
Flat-Rolled Products

New Assets	Date
Richburg Upgrade	2004
Monroe VAR	2006
Lockport VARs	2006
Upgrade Monroe VIM	2007
Latrobe ESRs	2007
Washington Plate Upgrade	2008
Bakers TSAF	2009
ATI Powder Metals	2009
Sheffield, UK Engineered Products	2010

New Products
ATI 718Plus® Alloy
Duplex Alloys: Zeron® 100 Super Duplex, ATI 2003® and ATI 2102™ Lean Duplex Alloys
ATI 500-MIL™ Alloy
ATI Datalloy2® Alloy
ATI S240® & ATI 13-8 SuperTough® PHSS
ATI Powder Metals

© 2010 ATI. All Rights Reserved.
December 2010 18

Beyond 2010, We Expect to Recover and Grow Faster Than Our Core Markets We have improved our ability to compete New customers and expanded LTAs Innovative new product offerings New and technically advanced manufacturing capabilities Buy It/Build It Global focus on key growth markets Solid reputation Secular trends in ATI's core markets require more of our products We continue to expand our international reach and have a solid international customer base in our highly competitive key markets

Forward Looking Statements Important Information for Investors and Security Holders ATI has agreed to acquire Ladish Co., Inc. ("Ladish") pursuant to an Agreement and Plan of Merger dated November 16, 2010. This press release does not and the presentation will not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. ATI will file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 that will include a proxy statement of Ladish that also constitutes a prospectus of ATI. ATI and Ladish also plan to file other documents with the SEC regarding the proposed transaction. A definitive proxy statement/prospectus will be mailed to shareholders of Ladish. INVESTORS AND SHAREHOLDERS OF LADISH ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders of ATI and Ladish may obtain these documents (and any other documents filed by ATI or Ladish with the SEC) free of charge at the SEC's website at www.sec.gov. In addition, the documents filed with the SEC by ATI may be obtained free of charge by directing a request to: Allegheny Technologies Incorporated, 1000 Six PPG Place, Pittsburgh, Pennsylvania 15222-5479, Attention: Corporate Secretary, or from ATI's website at www.atimetals.com. The documents filed with the SEC by Ladish may be obtained free of charge by directing a request to: Ladish Co., Inc. 5481 S. Packard Avenue, Cudahy, Wisconsin 53110, Attention: Wayne E. Larsen, Vice President Law/Finance and Secretary. ATI, Ladish their respective directors and certain of their executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Ladish in connection with the proposed transaction. Information about the directors and executive officers of ATI is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 2, 2010. Information about the directors and executive officers of Ladish is set forth in its proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on March 15, 2010. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements - Continued Cautionary Statement Regarding Forward-Looking Statements Certain statements contained in the presentation may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve a number of risk and uncertainties, and actual results or events may differ materially from those projected or implied in those statements. Examples include statements regarding the parties' ability to consummate the proposed transaction and timing thereof, the benefits and impact of the proposed transaction, including effects on cash flow or earnings, the combined company's ability to achieve the synergies and value creation that are contemplated by the parties, ATI's ability to promptly and effectively integrate Ladish's business, and the diversion of management time on transaction-related issues. Additional examples of forward- looking statements include information concerning ATI's, Ladish's or the combined company's outlook, anticipated revenues or results of operations, and the anticipated benefits expected to be realized in connection therewith, as well as any other statement that does not directly relate to any historical or current fact. These forward-looking statements often include words such as "believe," "expect," "project," "anticipate," "intend," "plan," "estimate," "seek," "will," "may," "would," "should," "could," "forecast" or similar expressions. These statements are based on certain assumptions that ATI and Ladish have made in light of their experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors that they believe are appropriate in these circumstances. ATI and Ladish believe these judgments are reasonable, but you should understand that no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial conditions of ATI, Ladish or the combined company, due to a variety of important factors, both positive and negative. Among other items, such factors could include the ability of the parties to obtain all necessary regulatory consents to the proposed transaction; the overall strength and stability of general economic conditions, both in the United States and in global markets, including the timing and strength of the current recovery; the effect of significant changes in the competitive environment, including as a result of industry consolidation, and the effect of competition in the parties' respective markets; their ability to achieve cost savings and efficiencies and realize opportunities to increase productivity and profitability; their ability to accurately estimate future levels of business activity and adjust operations accordingly; impact of a major disruption in their communication or centralized information networks or payment systems; and changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may materially affect their operations or the cost thereof. ATI and Ladish caution you that you should not rely unduly on these forward-looking statements, which reflect their current beliefs and are based on information currently available. Neither ATI nor Ladish undertakes any obligation to update or revise any forward-looking statements as of any future date. Additional information concerning these statements and other factors can be found in ATI's and Ladish's filings with the SEC, including the respective Annual Reports on Form 10-K, the quarterly reports on Form 10-Q, current reports on Form 8-K and other documents ATI or Ladish have filed.